Exhibit 10.3

LEASE ASSIGNMENT

THIS LEASE ASSIGNMENT (this "Assignment") is made and entered into as of April 8, 2014 ("Assignment Date"), by MANSFIELD SEQ 287 & DEBBIE LTD., a Texas limited partnership ("Assignor"), whose address is 2525 McKinnon, Suite 700, Dallas, Texas 75201, for the benefit of IREIT MANSFIELD POINTE, L.L.C., a Delaware limited liability company ("Assignee"), with reference to the following facts:

A. Concurrently with the execution of this Assignment, Assignee has acquired from Assignor that certain land more particularly described on Exhibit A attached hereto (the "Land"), together with all rights and privileges appurtenant thereto, and all buildings and other Improvements located thereon or attached thereto, pursuant to the terms of that certain Agreement for Sale and Purchase and Joint Escrow Instructions dated as of February 18, 2014, as amended, (the "Contract"), by and between Assignor, as seller, and Assignee, as purchaser, as such agreement has been assigned and otherwise amended, supplemented and/or modified.

B. Assignor desires to assign, transfer and convey to Assignee all of Assignor's right, title and interest, as landlord, in and to (i) those leases listed on Exhibit B attached hereto, (ii) all other leases and rental agreements with respect to the ownership, occupancy and use of the Improvements entered into by Assignor prior to Closing, (iii) any and all amendments, supplements and modifications to any of the foregoing, and (iv) any and all guarantees of the tenant's obligations thereunder (collectively, the "Leases"), upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Assignment of Leases. Assignor hereby irrevocably assigns and transfers to Assignee from and after the Assignment Date all of Assignor's right, title and interest in and to the Leases, including, without limitation: (a) the full amount of all rent payable to Assignor pursuant to the Leases; (b) the full amount of all tenant security and other related deposits delivered to Assignor pursuant to the Leases, as adjusted pursuant to the reports delivered by Assignor to Assignee; and (c) any other payments due to Assignor under the Leases; provided, however, nothing contained in this Assignment shall be construed to include any Excluded Property. Notwithstanding the foregoing, Assignor and Assignee understand and agree that Assignor is retaining the right to receive certain payments from Aqua Tots, which payments have been disclosed to Assignee and which payments are to be paid directly to Assignor by Aqua Tots. Assignor agrees to indemnify, defend and hold Assignee harmless from claims under Leases related to acts committed by Assignor prior to the Assignment Date. Assignee agrees to indemnify, defend and hold Assignor harmless from claims under Leases related to acts committed by Assignee from and after the Assignment Date.

1

2. Assignee's Assumption. Assignee assumes and agrees to perform all duties, obligations, terms, covenants and conditions of the Leases on the part of Assignor (either as the landlord or otherwise) therein required to be performed arising on or after the Assignment Date. Assignee also assumes and agrees to hold and pay the Security Deposits delivered or credited to Assignee to the persons entitled to them, subject to the terms of the applicable Lease.

3. Governing Law. This Assignment shall be governed by and construed in accordance with the substantive laws of the State of Texas.

4. Binding Obligations. The provisions of this Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and permitted assigns.

5. Counterparts/Facsimile Transmission. This Assignment may be executed in one or more counterparts, each of which will be deemed an original, but all of which shall constitute one and the same document. A facsimile or similar transmission of a counterpart executed by a party hereto shall be regarded as executed by such party for purposes hereof.

6. Capitalized Terms. Each capitalized term used, but not defined, in this Assignment has the meaning that is ascribed to that term in the Contract.

[Signatures appear on the following page.]

2

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment to be effective as of the Assignment Date.

ASSIGNOR:

MANSFIELD SEQ 287 & DEBBIE LTD., a Texas limited partnership

By:	Mansfield SEQ 287 & Debbie GP, LLC, a Texas limited liability company, its General Partner

	By:	/s/ Alan P. Shor
Alan P. Shor, Manager

ASSIGNEE:

IREIT MANSFIELD POINTE, L.L.C., a Delaware limited liability company,

By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Mary J. Pechous
	Name:	Mary J. Pechous
	Title:	Assistant Secretary

3

Exhibit A

to Lease Assignment

Legal Description of Land

BEING A TRACT OF LAND SITUATED IN THE S.S. CALLENDER SURVEY, ABSTRACT NO. 359, TARRANT COUNTY TEXAS AND BEING A PORTION OF LOT 2, BLOCK 1 OF MANSFIELD POINTE, AN ADDITION TO THE CITY OF MANSFIELD, TARRANT COUNTY, TEXAS AS RECORDED IN CABINET A, PAGE 12076 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS AND BEING PORTIONS OF THOSE CERTAIN CALLED 0.15 ACRE, 1.61 ACRE AND 17.020 ACRE TRACTS OF LAND DESCRIBED IN DEEDS TO MANSFIELD/SAM, LTD. AS RECORDED IN VOLUME 14798, AT PAGES 102, 103, 104, AND 106, RESPECTIVELY, OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS, SAME BEING A PORTION OF THAT CERTAIN CALLED 18.7828 ACRE TRACT OF LAND CONVEYED TO MANSFIELD SEQ 287 & DEBBIE LTD. BY MANSFIELD/SAM, LTD. BY SPECIAL WARRANTY DEED DATED APRIL 19, 2007, FILED APRIL 20, 2007 AND RECORDED IN/UNDER INSTRUMENT NO. D207137866 OF THE OFFICIAL RECORDS OF TARRANT COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 1/2” IRON ROD FOUND WITH RED PLASTIC CAP STAMPED “W.A.I.” FOR A CORNER AT THE NORTHERLY NORTHEAST CORNER OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, SAME BEING AT THE NORTHERLY NORTHEAST CORNER OF SAID MANSFIELD/SAM, LTD. CALLED 17.020 ACRE TRACT AND BEING AT THE MOST SOUTHEASTERLY CORNER OF A CORNER CLIP FOR THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY OF HOME DEPOT DRIVE (60 FOOT PUBLIC RIGHT-OF-WAY) AND THE WESTERLY RIGHT-OF-WAY OF U.S. HIGHWAY 287 (VARIABLE WIDTH PUBLIC RIGHT OF WAY);

THENCE SOUTH 35° 41’ 13” EAST, ALONG THE WESTERLY RIGHT-OF-WAY OF U.S. HIGHWAY 287 AND THE COMMON NORTHEASTERLY LINE OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, FOR A DISTANCE OF 126.94 FEET TO A BRASS CAPPED MONUMENT FOUND FOR CORNER AT A COMMON CORNER OF SAID MANSFIELD/SAM, LTD. CALLED 17.020 ACRES, 0.15 ACRE AND 1.61 ACRE TRACTS;

THENCE SOUTH 35° 43’ 27” EAST AND CONTINUING ALONG THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY NO. 287 AND THE COMMON NORTHEASTERLY LINE OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, FOR A DISTANCE OF 231.59 FEET TO A BRASS CAPPED MONUMENT FOUND FOR THE BEGINNING OF CURVE TO THE LEFT HAVING A RADIUS OF 5944.58 FEET AND A CHORD BEARING SOUTH 38° 24’ 09” EAST AT A DISTANCE OF 570.24 FEET;

Exhibit A - Page 1

THENCE SOUTHEASTERLY AND CONTINUING ALONG SAID CURVE TO THE LEFT AND FOLLOWING ALONG THE WESTERLY RIGHT OF WAY LINE OF U.S. HIGHWAY NO. 287 AND THE COMMON NORTHEASTERLY LINE OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, THROUGH A CENTRAL ANGLE OF 07° 33’ 10” FOR AN ARC LENGTH OF 570.46 FEET TO A 5/8” IRON ROD SET FOR CORNER;

THENCE SOUTH 54° 25’ 28” WEST DEPARTING THE WESTERLY RIGHT OF WAY LINE OF SAID U.S. HIGHWAY NO. 287 FOR A DISTANCE OF 2525.37 FEET TO AN “X’ SET FOR CORNER, SAME BEING THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 10.00 FEET AND A CHORD BEARING OF SOUTH 00° 34’ 38” EAST AT A DISTANCE OF 16.38 FEET;

THENCE SOUTHEASTERLY AND CONTINUING ALONG SAID CURVE TO THE LEFT, THROUGH A CENTRAL ANGLE OF 109° 59’ 32” FOR AN ARC LENGTH OF 19.20 FEET TO AN “X” SET FOR CORNER;

THENCE SOUTH 55° 34’ 224” EAST FOR A DISTANCE OF 143.89 FEET TO AN “X” SET FOR CORNER;

THENCE SOUTH 29° 26’ 58” EAST FOR A DISTANCE OF 61.64 FEET TO AN “X” SET FOR CORNER IN THE NORTHWESTERLY LINE OF MOUSER WAY (70’ RIGHT OF WAY);

THENCE SOUTH 60° 33’ 32” WEST ALONG THE NORTHWESTERLY LINE OF SAID MOUSER WAY FOR A DISTANCE OF 226.43 FEET TO AN “X” SET FOR CORNER AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF SAID (MOUSER WAY), WITH THE NORTHEASTERLY LINE OF A 130 FOOT EASEMENT CONVEYED TO TARRANT COUNTY WATER CONTROL IMPROVEMENT DISTRICT NO. 1 BY INSTRUMENT RECORDED IN VOLUME 4810, PAGE 691 OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS, AND FROM WHICH A 1/2" IRON ROD FOUND AT THE MOST SOUTHERLY CORNER OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, BEARS SOUTH 44° 56’ 43” WEST, A DISTANCE OF 130.04 FEET;

THENCE DEPARTING SAID (MOUSER WAY), NORTH 46° 33’ 17” WEST, ALONG THE NORTHEASTERLY LINE OF SAID TARRANT COUNTY WATER CONTROL IMPROVEMENT DISTRICT NO. 1 RIGHT-OF-WAY, AND ALONG A LINE 130 FEET NORTHEAST OF AND PARALLEL TO THE SOUTHWEST LINE OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, FOR A DISTANCE OF 1111.35 FEET TO A 5/8” IRON ROD SET FOR CORNER AT AN ANGLE POINT;

Exhibit A - Page 2

THENCE NORTH 53° 04’ 49” WEST, ALONG THE NORTHEASTERLY LINE OF SAID TARRANT COUNTY WATER CONTROL IMPROVEMENT DISTRICT NO. 1 RIGHT-OF-WAY, AND ALONG A LINE 130 FEET NORTHEAST OF AND PARALLEL TO THE SOUTHWEST LINE OF SAID MANSFIELD SEQ 287 & DEBBIE LTD. CALLED 18.7828 ACRE TRACT, FOR A DISTANCE OF 133.16 FEET TO A 5/8” IRON ROD SET FOR CORNER AT THE INTERSECTION OF SAID NORTHEASTERLY LINE OF SAID TARRANT COUNTY WATER CONTROL IMPROVEMENT DISTRICT NO. 1 RIGHT-OF-WAY, WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF THE AFOREMENTIONED HOME DEPOT DRIVE (60’ RIGHT-OF-WAY);

THENCE NORTH 72° 41’ 05” EAST, ALONG THE SOUTHERLY LINE OF SAID HOME DEPOT DRIVE FOR A DISTANCE OF 148.64 FEET TO A 1/2” IRON ROD FOUND WITH RED PLASTIC CAP STAMPED “W.A.I.” FOR THE BEGINNING OF A CURVE TO THE LEFT HAVING A RADIUS OF 660.00 FEET AND A CHORD BEARING NORTH 63° 29’ 54” EAST AT A DISTANCE OF 210.73 FEET;

THENCE NORTHEASTERLY CONTINUING ALONG SAID CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 18° 22’ 22” FOR AN ARC LENGTH OF 211.64 FEET TO A 1/2” IRON ROD FOUND WITH RED PLASTIC CAP STAMPED “W.A.I.” FOR CORNER;

THENCE NORTH 54° 18’ 43” EAST AND CONTINUING ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID HOME DEPOT DRIVE FOR A DISTANCE OF 292.72 FEET TO A 1/2” IRON ROD FOUND WITH RED PLASTIC CAP STAMPED “W.A.I.” FOR CORNER;

THENCE SOUTH 80° 41’ 15” EAST AND CONTINUING ALONG THE SOUTHERLY RIGHT OF WAY LINE OF SAID HOME DEPOT DRIVE FOR A DISTANCE OF 35.35 FEET TO THE POINT OF BEGINNING AND CONTAINING 13.2728 ACRES OF LAND, MORE OR LESS.

Exhibit A - Page 3

Exhibit B

to Lease Assignment

Leases

(see Rent Roll attached)